UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-06221

Brandywine Blue Fund, Inc.
(Exact name of registrant as specified in charter)

3711 Kennett Pike
Greenville, DE 19807
(Address of principal executive offices) (Zip code)

William F. D’Alonzo
3711 Kennett Pike
Greenville, Delaware 19807
(Name and address of agent for service)

(302) 656-3017
Registrant's telephone number, including area code:

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders.

Managed by Friess Associates, LLC	Semi-Annual Report	March 31, 2007

Dear Fellow Shareholders:

Stocks managed to continue on an upward trajectory in the March quarter despite a briefly disruptive bout of volatility. After a big one-day drop in Chinese stocks spooked markets worldwide, investors appeared to find little cause for lasting concern.

Brandywine Fund grew 2.95 percent in the March quarter, outpacing gains in the Russell 3000 and Russell 3000 Growth Indexes of 1.28 and 1.29 percent. Brandywine Blue Fund rose 2.37 percent versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 0.64, 1.21 and 1.19 percent.

Your team continues to isolate the greatest earnings strength among companies from the technology and industrial sectors and, as a result, those areas represented the two largest concentrations of assets within the portfolios during the March quarter. While our commitment to technology proved a modest drag on quarterly results, holdings from the industrial sector more than offset the impact.

With new commercial airliners in production and military projects ongoing, the aerospace market continued to fuel a flurry of industrial activity. Even though the current aerospace upswing is common knowledge, in many cases the company-specific details still catch the investment community by surprise.

We first isolated Precision Castparts as a mid-cap company for the Brandywine portfolio in January 2005. In October of the same year, we added the company to Brandywine Blue as it grew into large-cap territory. Precision Castparts so far has exceeded earnings estimates in eight of the nine quarters it reported during its tenure as a holding. Most recently, the company grew December-quarter earnings 66 percent from year-ago levels, topping estimates by 13 percent. Precision Castparts was the largest contributor to March-quarter results in both Funds.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change

Quarter	2.95	2.37
One Year	4.63	5.52
Five Years	55.26	68.54
Ten Years	126.03	142.40
Inception	1,392.42*	702.82**

Annualized Total Return

Five Years	9.20	11.00
Ten Years	8.50	9.26
Inception	13.56*	13.70**

*12/30/85 **1/10/91

Expense Ratio

Brandywine	1.08%
Brandywine Blue	1.12%

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Other standout performers from the industrial sector included BE Aerospace (Brandywine), Fluor Corp. (Brandywine Blue) and Rockwell Collins (both Funds). All three companies beat December-quarter earnings expectations.

Companies from the materials sector played a smaller role in the portfolios but, thanks to the magnitude of their gains, contributed significantly to performance versus benchmarks. Allegheny Technologies, the top contributor to December-quarter results in both Funds, again boosted performance in the March quarter. The company’s place in the aerospace food chain as a supplier of high-performance metals continues to yield strong results. Allegheny topped estimates with 70 percent December-quarter earnings growth.

Mosaic Co. (Brandywine Blue), Crown Holdings (Brandywine) and Reliance Steel & Aluminum (Brandywine) also added to the sector’s positive influence.

Health-care holdings aided performance, especially for Brandywine Blue. While both Funds benefited from a solid gain in Baxter International, Brandywine Blue enjoyed an added boost from Gilead Sciences. The company grew December-quarter earnings 44 percent, topping estimates by 15 percent.

As a group, technology holdings declined only modestly. Still, given that most other economic sectors fared better and technology companies comprised the largest percentage of assets in the Brandywine Funds, technology holdings detracted the most from results versus benchmarks. Three of the five most negative influences on total gains in both Funds hailed from the technology sector.

Most holdings matched muted performance among technology stocks in general. Others such as Seagate Technology (Brandywine Blue) appeared to shoulder added weight applied by near-term investor perceptions.

Brandywine Blue added Seagate during the quarter at what seemed like a good time based on company-specific fundamentals. With competitive advantages in cost and technology, the hard-drive maker looks poised for accelerating earnings growth driven by robust storage demand and leveraging opportunities related to its acquisition of Maxtor. But the beginning of the year is seasonally slow, making it harder for Seagate to attract attention. A drop in flash memory prices prompted investors to focus on the potential use of flash in small electronic devices that currently use hard drives.

Comcast Corp. was the primary reason the consumer discretionary sector weighed on results. Comcast entered the quarter with exceptional share-price momentum, which stalled soon after the company announced an increase in its capital spending plans for 2007. While the higher spending didn’t sit well with investors, the spending boost aims to accelerate subscriber growth before aspiring new entrants from the telecom industry fully develop the services they need to compete meaningfully for cable customers. During the quarter, the potential near-term implications overshadowed the longer-term promise of Comcast’s strategy.

For more information on the holdings that influenced March-quarter performance the most, please see Roses & Thorns on page 4 for Brandywine and page 6 for Brandywine Blue.

We’re delighted to announce that Mira Lee joins the Friess research team this month. Mira spent the past five years with J. & W. Seligman & Co., where she employed a bottom-up, research-based approach to pick stocks for the firm’s small- and mid-cap growth team. Prior to that, Mira’s career included stints with Morgan Stanley Asia, New Era Networks and Accenture. She earned an undergraduate degree from Dartmouth College, an MBA from the Harvard Business School and the Chartered Financial Analyst designation.

As the June quarter begins, your team will continue to search for new opportunities to capitalize on earnings growth. We’ll also reassess each existing holding, from March-quarter contributors such as Precision Castparts to detractors such as Seagate, to evaluate whether the reasoning behind our initial purchase decisions remain valid. Our research process is perpetual, and the constantly changing pool of insights we gather determines which companies we believe belong in the portfolios.

The market was due for a wakeup call and, even though the one it received during the March quarter was a fleeting influence on share prices in general, we were encouraged by the way the rebound took shape. Our investment strategy performs best when investors focus on individual-company fundamentals. Relative performance improved in the wake of the downturn, which we hope turns out to be an early sign that investors are committed to a renewed focus on company-by-company earnings trends going forward.

We’re grateful for the opportunity to put our research-driven investment approach to work on your behalf.

Bill D’Alonzo
Brandywine Funds President	April 5, 2007

Brandywine Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Precision Castparts Corp.	+178.4%	6.	Comcast Corp.	+21.2%
2.	Oracle Corp.	+4.4%	7.	Allegheny Technologies, Inc.	+79.0%
3.	Apple, Inc.	+4.4%	8.	Rockwell Collins, Inc.	+24.5%
4.	Yahoo! Inc.	-0.5%	9.	Cisco Systems Inc.	-4.7%
5.	Baxter International Inc.	+16.7%	10.	Harris Corp.	+29.1%

Brandywine Fund
March Quarter "Roses and Thorns"

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Precision Castparts Corp.	$68.1	32.9
The manufacturer of engineered metal products grew December-quarter earnings 66 percent, beating estimates by 13 percent. Revenues grew 60 percent, driven by aerospace demand for specialty metals. Synergies associated with its acquisition of Special Metals Corporation continue to enhance productivity and profit margins.

Allegheny Technologies, Inc.	$25.6	17.7
The specialty materials producer grew December-quarter earnings 70 percent, topping estimates. Revenues rose 56 percent on increasing demand for materials such as titanium and nickel-based alloys used by the aerospace and defense industries. The company secured its two largest-ever contracts in the quarter and plans to invest as much as $450 million in new production capacity this year.

Baxter International Inc.	$20.8	13.5
December-quarter earnings topped estimates by 8 percent as revenue rose 11 percent to $2.8 billion. Baxter’s bioscience business was the primary contributor to results, with sales of blood products and treatments such as the hemophilia drug Advate rising 18 percent. New management has bolstered the company’s financial health and future earnings prospects by divesting underperforming operations, diversifying its offerings and increasing the pipeline of products in development.

Apple, Inc.	$15.7	9.5
December-quarter earnings jumped 75 percent, beating estimates by 46 percent. At its January Macworld event, Apple announced the iPhone, Apple TV and a partnership with Paramount, sending shares higher. We believe investors underestimate iPhone’s potential to boost revenue and earnings through hardware, services and accessories. Apple is aiming to quickly capture 1 percent market share of the mobile phone market, representing 10 million units, in 2008.

Harris Corp.	$13.4	13.2
The maker of communications devices used by the military grew December-quarter earnings 31 percent, beating estimates. Revenues jumped 21 percent, reflecting strong demand for Harris’ Falcon II radios from the U.S. army and international customers. Harris also benefits from increasing sales of broadcast infrastructure equipment as local news stations migrate to high-definition broadcasts.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Comcast Corp.	$32.3	15.2
The largest cable-TV operator in the U.S. gave back ground gained previously on concerns related to higher-than-expected 2007 capital expenditure guidance. We believe the increased spending is positive and directly related to surging new customer additions for Comcast’s triple-play package of cable, internet and phone services. Comcast is adding over 500,000 new voice customers per quarter while many regional telephone companies are still in the process of rolling out broadband infrastructure.

Weatherford International Ltd.	$14.5	10.1
The provider of advanced-technology oil well drilling services grew December-quarter earnings 36 percent, topping estimates. Concerns about mild weather patterns in the U.S. and increasing fuel stockpiles overshadowed the company’s strengthening international sales. We sold Weatherford during the quarter, locking in a substantial long-term gain.

NVIDIA Corp.	$14.3	15.3
January-quarter earnings doubled to $0.53, topping estimates by 23 percent. The manufacturer of computer chips that provide high-performance, interactive 3D graphics for personal computers and gaming consoles came under pressure on concerns related to AMD’s acquisition of graphics-chip competitor ATI. Our research shows that NVIDIA’s budding relationship with Intel is more than offsetting business lost with AMD.

BEA Systems, Inc.	$12.5	12.4
BEA develops enterprise application and service infrastructure software that allows companies in a diverse group of industries to respond more quickly and cost-effectively to changing market conditions. While top- and bottom-line growth topped December-quarter estimates, the company’s license growth guidance for the March quarter was lower than expected. We sold BEA as new license forecasts created a back-end loaded year and increased its risk profile.

Agilent Technologies, Inc.	$12.3	7.9
The manufacturer of test and measurement products for the communications, electronics, life sciences and chemical analysis markets grew January-quarter earnings 22 percent. Strength in the company’s bio-analytical business made up for weakness experienced in its electronic measurement segment. We sold Agilent on concerns that this imbalance would continue and that weakness in electronics outside of the seasonally slow January quarter would be harder to offset.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Oracle Corp.	+1.2%	6.	Lyondell Chemical Co.	-0.1%
2.	Baxter International Inc.	+15.8%	7.	Cameron International Corp.	+11.8%
3.	Comcast Corp.	+19.6%	8.	Rockwell Collins, Inc.	+28.1%
4.	Yahoo! Inc.	-0.5%	9.	Precision Castparts Corp.	+84.4%
5.	Cisco Systems Inc.	-8.1%	10.	Apple, Inc.	+17.2%

Brandywine Blue Fund
March Quarter "Roses and Thorns"

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Precision Castparts Corp.	$19.8	32.5
The manufacturer of engineered metal products grew December-quarter earnings 66 percent, beating estimates by 13 percent. Revenues grew 60 percent, driven by aerospace demand for specialty metals. Synergies associated with its acquisition of Special Metals Corporation continue to enhance productivity and profit margins.

MEMC Electronic Materials, Inc.	$18.5	31.4
December-quarter earnings jumped 70 percent, topping estimates by 15 percent. Strengthening demand from customers in the solar-energy market is boosting pricing power and profitability for the company’s semiconductor wafers. MEMC benefits from its strategic decision to direct more of its polysilicon toward its solar wafer business.

Cameron International Corp.	$13.7	18.3
The international manufacturer of oil and gas pressure-control equipment grew December-quarter earnings 96 percent, beating estimates. Revenues rose 76 percent and backlogged orders increased 64 percent. Exploration and production activity in international oil and gas markets, where Cameron does 80 percent of its business, is driving orders for pipes, valves and other subsea equipment.

Baxter International Inc.	$13.0	13.5
December-quarter earnings topped estimates by 8 percent as revenue rose 11 percent to $2.8 billion. Baxter’s bioscience business was the primary contributor to results, with sales of blood products and treatments such as the hemophilia drug Advate rising 18 percent. New management has bolstered the company’s financial health and future earnings prospects by divesting underperforming operations, diversifying its offerings and increasing the pipeline of products in development.

Allegheny Technologies, Inc.	$11.5	17.6
The specialty materials producer grew December-quarter earnings 70 percent, topping estimates. Revenues rose 56 percent on increasing demand for materials such as titanium and nickel-based alloys used by the aerospace and defense industries. The company secured its two largest-ever contracts in the quarter and plans to invest as much as $450 million in new production capacity this year.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

NVIDIA Corp.	$11.2	9.1
January-quarter earnings doubled to $0.53, topping estimates by 23 percent. The manufacturer of computer chips that provide high-performance, interactive 3D graphics for personal computers and gaming consoles came under pressure on concerns related to AMD’s acquisition of graphics-chip competitor ATI. Our research shows that NVIDIA’s budding relationship with Intel is more than offsetting business lost with AMD.

Seagate Technology	$10.5	16.7
The manufacturer of rigid hard drives that provide memory storage for computers and other electronic devices topped December-quarter earnings estimates by 22 percent. Shares fell during the quarter on concerns that flash memory could replace the company’s micro drives in small electronics devices. As demand for storage products continues to strengthen, Seagate benefits not only from its entrenched position in the computer and consumer-electronics markets, but also from new opportunities related to increasing uses for its portable storage solutions.

Comcast Corp.	$8.9	8.0
The largest cable-TV operator in the U.S. gave back ground gained previously on concerns related to higher-than-expected 2007 capital expenditure guidance. We believe the increased spending is positive and directly related to surging new customer additions for Comcast’s triple-play package of cable, internet and phone services. Comcast is adding over 500,000 new voice customers per quarter while many regional telephone companies are still in the process of rolling out broadband infrastructure.

Weatherford International Ltd.	$8.6	9.9
The provider of advanced-technology oil well drilling services grew December-quarter earnings 36 percent, topping estimates. Concerns about mild weather patterns in the U.S. and increasing fuel stockpiles overshadowed the company’s strengthening international sales. We sold Weatherford during the quarter, locking in a substantial long-term gain.

Cisco Systems Inc.	$8.3	8.1
The world’s largest provider of networking products for enterprises and service providers grew January-quarter earnings 27 percent, topping estimates. Investors cooled on technology companies in general given their strong performance coming into 2007 and resulting more difficult year-over-year comparables they face in the quarters ahead. Cisco has numerous growth opportunities over the near-to-intermediate term, including unified communications, emerging markets and the commercial segment.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
March 31, 2007
(Unaudited)

Shares		Cost	Value

Common Stocks - 97.7% (a)

CONSUMER DISCRETIONARY
	Advertising - 0.1%
124,800	National CineMedia, Inc.*	$2,774,155	$3,332,160

	Apparel Retail - 0.7%
830,700	Dress Barn, Inc.*	19,912,349	17,286,867
335,800	J. Crew Group, Inc.*	12,100,140	13,489,086

	Apparel, Accessories & Luxury Goods - 1.5%
894,800	Phillips-Van Heusen Corp.	51,044,554	52,614,240
387,500	The Warnaco Group, Inc.*	10,687,907	11,005,000

	Broadcasting & Cable TV - 4.1%
6,663,450	Comcast Corp.*	142,622,155	172,916,528

	Footwear - 0.4%
67,100	Deckers Outdoor Corp.*	3,856,453	4,765,442
529,700	Iconix Brand Group, Inc.*	10,316,988	10,805,880

	Restaurants - 0.5%
1,026,700	Burger King Holdings Inc.	22,580,406	22,176,720

	Specialty Stores - 1.1%
1,310,800	Office Depot, Inc.*	46,316,453	46,061,512

	Total Consumer Discretionary	322,211,560	354,453,435

	This sector is 10.0% above your Fund’s cost.

CONSUMER STAPLES

	Personal Products - 0.8%
682,300	Bare Escentuals, Inc.*	23,592,116	24,474,101
513,500	Nu Skin Enterprises, Inc.	8,955,799	8,483,020

	Total Consumer Staples	32,547,915	32,957,121

	This sector is 1.3% above your Fund’s cost.

ENERGY
	Oil & Gas Equipment & Services - 2.8%
1,351,000	FMC Technologies, Inc.*	82,143,586	94,245,760
557,600	Oceaneering International, Inc.*	21,906,688	23,486,112

	Oil & Gas Exploration & Production - 1.4%
602,000	Cabot Oil & Gas Corp.	35,204,451	40,526,640
623,200	Range Resources Corp.	19,249,643	20,814,880

	Total Energy	158,504,368	179,073,392

	This sector is 13.0% above your Fund’s cost.

FINANCIALS

	Asset Management & Custody Banks - 0.5%
922,400	Amvescap PLC - SP-ADR	22,574,103	20,385,040

	Insurance Brokers - 0.2%
175,300	Hilb Rogal and Hobbs Co.	8,331,425	8,598,465

	Multi-line Insurance - 1.3%
1,826,300	HCC Insurance Holdings, Inc.	57,799,488	56,250,040

	Property & Casualty Insurance - 0.0%
20,900	ProAssurance Corp.*	1,024,450	1,069,035

	Total Financials	89,729,466	86,302,580

	This sector is 3.8% below your Fund’s cost.

HEALTH CARE

	Health Care Equipment - 4.3%
186,200	American Medical Systems
	Holdings, Inc.*	3,219,054	3,941,854
3,314,200	Baxter International Inc.	149,587,128	174,558,914
160,100	Thoratec Corp.*	3,140,485	3,346,090

	Health Care Services - 0.7%
142,000	AMN Healthcare Services, Inc.*	3,317,788	3,212,040
502,900	DaVita, Inc.*	27,250,730	26,814,628

	Life Sciences Tools & Services - 5.1%
996,300	Covance Inc.*	58,354,787	59,120,442
1,632,300	Pharmaceutical Product
	Development, Inc.	55,390,327	54,992,187
2,171,700	Thermo Fisher Scientific, Inc.*	72,269,772	101,526,975

	Pharmaceuticals - 0.3%
133,100	K-V Pharmaceutical Co.*	3,185,394	3,291,563
120,500	Medicis Pharmaceutical Corp.	4,264,786	3,713,810
440,300	Warner Chilcott Ltd.*	6,502,526	6,520,843

	Total Health Care	386,482,777	441,039,346

	This sector is 14.1% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 13.1%
550,200	AerCap Holdings N.V.*	12,992,382	16,016,322
1,625,000	BE Aerospace, Inc.*	43,661,679	51,512,500
663,700	Goodrich Corp.	27,278,347	34,167,276
35,300	Hexcel Corp.*	659,108	700,705
59,700	Moog Inc.*	2,022,222	2,486,505
2,645,900	Precision Castparts Corp.	98,877,440	275,305,895
2,055,300	Rockwell Collins, Inc.	110,468,818	137,561,229
1,133,500	Spirit Aerosystems Holdings Inc.*	30,971,648	36,101,975
61,600	Triumph Group, Inc.	3,286,293	3,408,944

	Construction & Engineering - 1.3%
700,800	Chicago Bridge & Iron
	Co. N.V. NYS	17,461,121	21,549,600
255,300	EMCOR Group, Inc.*	15,032,805	15,057,594
159,800	Granite Construction Inc.	8,029,220	8,830,548
118,100	Washington Group
	International, Inc.*	6,090,480	7,844,202

	Construction & Farm Machinery & Heavy Trucks - 0.7%
89,000	Astec Industries, Inc.*	3,028,147	3,582,250
387,300	Bucyrus International, Inc.	18,124,078	19,945,950
266,200	Force Protection, Inc.*	4,439,507	4,993,912

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
March 31, 2007
(Unaudited)

Shares		Cost	Value

Common Stocks - 97.7% (a) (Continued)

	Diversified Commercial & Professional Services - 0.2%
153,200	IHS Inc.*	$5,132,200	$6,298,052
145,400	Mobile Mini, Inc.*	4,078,044	3,893,812

	Electrical Components & Equipment - 2.5%
592,500	Acuity Brands, Inc.	30,766,719	32,255,700
288,900	Genlyte Group Inc.*	22,023,940	20,381,895
1,552,100	Suntech Power
	Holdings Co., Ltd. ADR*	42,121,608	53,718,181

	Environmental & Facilities Services - 1.3%
1,159,650	Republic Services, Inc.	31,048,141	32,261,463
545,250	Waste Connections, Inc.*	12,526,446	16,324,785
172,300	Waste Management, Inc.	6,243,329	5,928,843

	Human Resource & Employment Services - 0.5%
22,900	Resources Connection, Inc.*	773,649	732,571
442,200	Watson Wyatt Worldwide Inc.	21,503,047	21,513,030

	Industrial Conglomerates - 2.0%
1,718,000	McDermott International, Inc.*	30,133,122	84,147,640

	Industrial Machinery - 0.0%
35,700	Barnes Group Inc.	756,754	821,457

	Marine - 0.7%
87,200	American Commercial Lines Inc.*	2,228,662	2,742,440
364,700	Eagle Bulk Shipping Inc.	5,082,250	7,071,533
314,600	Kirby Corp.*	11,190,655	11,004,708
567,500	Ultrapetrol Bahamas Ltd.*	6,242,500	9,522,650

	Railroads - 0.1%
111,300	Genesee & Wyoming Inc.*	2,897,791	2,961,693

	Trading Companies & Distributors - 0.0%
23,000	H&E Equipment Services, Inc.*	572,548	494,500

	Total Industrials	637,744,700	951,140,360

	This sector is 49.1% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 2.4%
116,200	Ansoft Corp.*	3,274,807	3,676,568
986,000	Autodesk, Inc.*	34,053,354	37,073,600
997,900	Mentor Graphics Corp.*	13,824,669	16,305,686
1,347,200	Nuance Communications, Inc.*	14,216,791	20,625,632
1,174,680	Parametric Technology Corp.*	18,305,858	22,424,641

	Communications Equipment - 8.6%
5,372,600	Cisco Systems Inc.*	143,863,288	137,162,478
3,858,600	Corning Inc.*	86,522,649	87,744,564
2,624,800	Harris Corp.	103,574,334	133,733,560
128,200	NICE Systems Ltd. SP-ADR*	3,829,156	4,361,364
35,200	Plantronics, Inc.	828,949	831,424

	Computer Hardware - 7.0%
1,948,700	Apple, Inc.*	173,375,490	181,053,717
2,898,800	Hewlett-Packard Co.	92,638,029	116,357,832

	Computer Storage & Peripherals - 0.1%
167,700	Synaptics Inc.*	5,229,089	4,289,766

	Data Processing & Outsourced Services - 4.8%
885,600	Alliance Data Systems Corp.*	57,655,850	54,570,672
2,174,800	CheckFree Corp.*	88,501,262	80,663,332
1,498,100	Fidelity National
	Information Services, Inc.	56,943,394	68,103,626

	Electronic Manufacturing Services - 0.4%
1,617,000	Flextronics International Ltd.*	17,061,082	17,689,980

	Home Entertainment Software - 0.3%
706,100	Activision, Inc.*	12,744,863	13,373,534

	Internet Software & Services - 4.7%
809,600	aQuantive, Inc.*	19,762,017	22,595,936
5,632,800	Yahoo! Inc.*	177,180,911	176,250,312

	IT Consulting & Other Services - 1.3%
1,403,300	Accenture Ltd.	41,674,110	54,083,182

	Semiconductor Equipment - 1.0%
71,400	Advanced Energy Industries, Inc.*	1,390,583	1,502,256
225,700	FEI Co.*	5,642,500	8,138,742
644,300	Varian Semiconductor
	Equipment Associates, Inc.*	31,145,431	34,392,734

	Semiconductors - 1.4%
614,900	Atheros Communications*	14,426,732	14,714,557
536,900	Microsemi Corp.*	10,590,830	11,172,889
903,600	NVIDIA Corp.*	25,377,268	26,005,608
52,900	Standard Microsystems Corp.*	1,550,430	1,615,566
360,200	Zoran Corp.*	6,267,187	6,130,604

	Systems Software - 5.1%
268,100	MICROS Systems, Inc.*	10,969,592	14,474,719
11,241,100	Oracle Corp.*	195,286,514	203,801,143

	Total Information Technology	1,467,707,019	1,574,920,224

	This sector is 7.3% above your Fund’s cost.

MATERIALS

	Aluminum - 0.3%
186,500	Kaiser Aluminum Corp.*	11,438,714	14,547,000

	Commodity Chemicals - 2.5%
3,500,200	Lyondell Chemical Co.	104,462,695	104,900,994

	Diversified Metals & Mining - 0.6%
266,600	RTI International Metals, Inc.*	13,111,669	24,263,266

	Fertilizers & Agricultural Chemicals - 0.8%
863,200	CF Industries Holdings, Inc.	33,296,645	33,276,360

	Metal & Glass Containers - 1.7%
260,900	AptarGroup, Inc.	17,229,015	17,462,037
2,173,500	Crown Holdings, Inc.*	39,580,696	53,163,810

	Steel - 4.7%
1,596,100	Allegheny Technologies, Inc.	95,139,114	170,287,909
564,900	Reliance Steel & Aluminum Co.	21,635,572	27,341,160

	Total Materials	335,894,120	445,242,536

	This sector is 32.6% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
March 31, 2007
(Unaudited)

Shares		Cost	Value

Common Stocks - 97.7% (a) (Continued)

TELECOMMUNICATION SERVICES

	Integrated Telecommunication Services - 1.3%
576,200	AT&T Inc.	$19,894,209	$22,719,566
1,168,200	NeuStar, Inc.*	37,352,501	33,223,608

	Wireless Telecommunication Services - 0.5%
271,100	NII Holdings Inc.*	17,167,413	20,110,198

	Total Telecommunication Services	74,414,123	76,053,372

	This sector is 2.2% above your Fund’s cost.

	Total common stocks	3,505,236,048	4,141,182,366

Principal
Amount

Short-Term Investments - 1.6% (a)

	Commercial Paper - 1.6%
$46,000,000	Countrywide Financial Corp.,
	due 04/02/07, discount of 5.35%	45,993,164	45,993,164
20,000,000	Countrywide Financial Corp.,
	due 04/03/07, discount of 5.41%	19,993,989	19,993,989
	Total commercial paper	65,987,153	65,987,153

	Variable Rate Demand Note 0.0%
2,182,424	U.S. Bank, N.A., 5.07%	2,182,424	2,182,424
	Total short-term investments	68,169,577	68,169,577
	Total investments	$3,573,405,625	4,209,351,943
	Cash and receivables, less
	liabilities 0.7% (a)		28,610,951
	Net Assets		$4,237,962,894
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($4,237,962,894 / 120,043,837
	shares outstanding)		$35.30

* Non-dividend paying security.
(a) Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.
NYS - New York Registered Shares

The accompanying notes to financial statements are an integral part of this statement.

Brandywine Fund, Inc.
Statement of Operations
For the Six Months Ended March 31, 2007
(Unaudited)

Income:
Dividends	$10,051,111
Interest	1,700,373
Total income	11,751,484

Expenses:
Management fees	21,063,294
Transfer agent fees	845,247
Administrative and accounting services	310,615
Printing and postage expense	169,388
Custodian fees	118,294
Board of Directors fees and expenses	71,292
Registration fees	32,965
Professional fees	26,836
Insurance expense	23,941
Other expenses	7,422
Total expenses	22,669,294
Net Investment Loss	(10,917,810)
Net Realized Gain on Investments	185,439,075
Net Increase in Unrealized Appreciation on Investments	231,039,866
Net Gain on Investments	416,478,941
Net Increase in Net Assets Resulting From Operations	$405,561,131

Statements of Changes in Net Assets
For the Six Months Ended March 31, 2007 (Unaudited)
and for the Year Ended September 30, 2006

	2007	2006
Operations:
Net investment loss	$(10,917,810)	$(12,539,911)
Net realized gain on investments	185,439,075	328,031,774
Net increase (decrease) in unrealized appreciation on investments	231,039,866	(219,420,419)
Net increase in net assets resulting from operations	405,561,131	96,071,444

Distributions to Shareholders:
Distributions from net realized gains ($0.24662 per share)	(30,419,122)	—

Fund Share Activities:
Proceeds from shares issued (3,459,497 and 15,270,588 shares, respectively)	119,338,551	490,003,223
Net asset value of shares issued in distributions reinvested (840,556 shares)	28,878,771	—
Cost of shares redeemed (10,245,491 and 16,126,696 shares, respectively)	(351,688,804)	(515,363,981)
Net decrease in net assets derived from Fund share activities	(203,471,482)	(25,360,758)

Total Increase	171,670,527	70,710,686

Net Assets at the Beginning of the Period	4,066,292,367	3,995,581,681
Net Assets at the End of the Period	$4,237,962,894	$4,066,292,367
(Includes accumulated net investment loss of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Fund, Inc.
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	ended March 31, 2007		Years Ended September 30,
	(Unaudited)		2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$32.27		$31.50	$24.19	$21.30	$19.08	$22.93

Income from investment operations:
Net investment loss(1)	(0.09)		(0.10)	(0.08)	(0.13)	(0.10)	(0.12)
Net realized and unrealized gains (losses)
on investments	3.37		0.87	7.39	3.02	2.32	(3.73)
Total from investment operations	3.28		0.77	7.31	2.89	2.22	(3.85)

Less distributions:
Dividend from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(0.25)		—	—	—	—	—
Total from distributions	(0.25)		—	—	—	—	—
Net asset value, end of period	$35.30		$32.27	$31.50	$24.19	$21.30	$19.08

TOTAL INVESTMENT RETURN	10.18	%(a)	2.44%	30.22%	13.57%	11.64%	(16.79%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	4,237,963		4,066,292	3,995,582	3,586,793	3,385,590	3,196,859
Ratio of expenses to average net assets	1.08	% (b)	1.08%	1.08%	1.08%	1.09%	1.08%
Ratio of net investment loss
to average net assets	(0.52	%) (b)	(0.31%)	(0.25%)	(0.55%)	(0.53%)	(0.52%)
Portfolio turnover rate	89.9	% (a)	199.9%	183.4%	247.0%	279.3%	272.9%

(a) Not Annualized.
(b) Annualized.
(1)  Net investment loss per share was calculated using average shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

Definitions and Disclosures

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 03/31/07, unless listed in the accompanying financial statements. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation.

You cannot invest directly in an index. As of March 31, 2007 the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 11.84, 6.92 and 8.61 percent; the Russell 1000 Growth Index’s were 7.06, 3.47 and 5.51 percent; the Russell 3000 Index’s were 11.28, 7.23 and 8.69 percent; the Russell 3000 Growth Index’s were 6.53, 3.81 and 5.53 percent; and the S&P 500 Index’s were 11.83, 6.26 and 8.20 percent.

Brandywine Blue Fund
Statement of Net Assets
March 31, 2007
(Unaudited)

Shares		Cost	Value

Common Stocks - 94.0% (a)

CONSUMER DISCRETIONARY

	Broadcasting & Cable TV - 4.3%
3,913,650	Comcast Corp.*	$84,942,444	$101,559,217

	Specialty Stores - 1.5%
1,020,200	Office Depot, Inc.*	35,952,273	35,849,828

	Total Consumer Discretionary	120,894,717	137,409,045

	This sector is 13.7% above your Fund’s cost.

CONSUMER STAPLES

	Agricultural Products - 3.0%
1,907,500	Archer-Daniels-Midland Co.	65,510,894	70,005,250

	Total Consumer Staples	65,510,894	70,005,250

	This sector is 6.9% above your Fund’s cost.

ENERGY

	Oil & Gas Equipment & Services - 3.8%
1,416,400	Cameron International Corp.*	79,555,234	88,935,756

	Total Energy	79,555,234	88,935,756

	This sector is 11.8% above your Fund’s cost.

FINANCIALS

	Asset Management & Custody Banks - 0.6%
619,300	Amvescap PLC - SP-ADR	15,174,012	13,686,530

	Total Financials	15,174,012	13,686,530

	This sector is 9.8% below your Fund’s cost.

	HEALTH CARE

	Biotechnology - 2.8%
848,500	Gilead Sciences, Inc.*	57,504,793	64,910,250

	Health Care Equipment - 5.0%
2,076,600	Baxter International Inc.	94,458,406	109,374,522
190,400	Varian Medical Systems, Inc.*	9,019,947	9,080,176

	Health Care Services - 0.5%
224,600	DaVita, Inc.*	12,421,716	11,975,672

	Life Sciences Tools & Services - 2.6%
1,303,700	Thermo Fisher Scientific, Inc.*	44,607,783	60,947,975

	Pharmaceuticals - 2.7%
1,132,000	Abbott Laboratories	63,348,053	63,165,600

	Total Health Care	281,360,698	319,454,195

	This sector is 13.5% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 7.7%
351,400	Goodrich Corp.	17,024,802	18,090,072
776,200	Precision Castparts Corp.	43,804,698	80,763,610
1,247,500	Rockwell Collins, Inc.	65,161,664	83,495,175

	Construction & Engineering - 2.3%
612,600	Fluor Corp.	52,472,227	54,962,472

	Electrical Components & Equipment - 2.3%
1,263,900	Emerson Electric Co.	50,969,578	54,461,451

	Environmental & Facilities Services - 0.3%
174,500	Waste Management, Inc.	6,338,472	6,004,545

	Industrial Machinery - 1.9%
934,800	Dover Corp.	41,142,615	45,627,588

	Total Industrials	276,914,056	343,404,913

	This sector is 24.0% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 4.2%
1,460,200	Adobe Systems Inc.*	60,871,894	60,890,340
1,014,000	Autodesk, Inc.*	35,301,059	38,126,400

	Communications Equipment - 9.1%
3,697,800	Cisco Systems Inc.*	102,712,787	94,404,834
2,626,400	Corning Inc.*	58,880,317	59,724,336
446,900	Research In Motion Ltd.*	59,105,273	60,997,381

	Computer Hardware - 6.4%
863,800	Apple, Inc.*	68,496,395	80,255,658
1,779,300	Hewlett-Packard Co.	59,366,552	71,421,102

	Computer Storage & Peripherals - 2.2%
2,261,100	Seagate Technology	63,225,167	52,683,630

	Data Processing & Outsourced Services - 2.5%
1,308,400	Fidelity National Information
	Services, Inc.	51,625,426	59,479,864

	Electronic Manufacturing Services - 0.8%
1,698,900	Flextronics International Ltd.*	18,233,404	18,585,966

	Internet Software & Services - 4.1%
3,044,900	Yahoo! Inc.*	95,747,555	95,274,921

	IT Consulting & Other Services - 1.8%
1,084,800	Accenture Ltd.	33,071,996	41,808,192

	Semiconductors - 2.8%
2,310,600	NVIDIA Corp.*	68,791,141	66,499,068

	Systems Software - 4.7%
6,045,300	Oracle Corp.*	108,250,435	109,601,289

	Total Information Technology	883,679,401	909,752,981

	This sector is 3.0% above your Fund’s cost.

MATERIALS

	Commodity Chemicals - 3.8%
2,972,100	Lyondell Chemical Co.	89,139,275	89,073,837

	Fertilizers & Agricultural Chemicals - 2.9%
2,558,500	The Mosaic Co.*	58,567,116	68,209,610

Brandywine Blue Fund
Statement of Net Assets (Continued)
March 31, 2007
(Unaudited)

Shares		Cost	Value

Common Stocks - 94.0% (a) (Continued)

	Steel - 3.3%
721,000	Allegheny Technologies, Inc.	$46,056,552	$76,923,490

	Total Materials	193,762,943	234,206,937

	This sector is 20.9% above your Fund’s cost.

	TELECOMMUNICATION SERVICES

	Integrated Telecommunication Services - 1.4%
848,100	AT&T Inc.	29,383,652	33,440,583

	Wireless Telecommunication Services - 2.7%
846,900	NII Holdings Inc.*	48,000,504	62,823,042

	Total Telecommunication Services	77,384,156	96,263,625

	This sector is 24.4% above your Fund’s cost.

	Total common stocks	1,994,236,111	2,213,119,232

Principal
Amount

Short-Term Investments - 5.0% (a)

	Commercial Paper - 4.9%
$64,000,000	Countrywide Financial Corp.,
	due 04/03/07,
	discounts of 5.35%-5.41%	63,980,931	63,980,931

50,000,000	Countrywide Financial Corp.,
	due 04/04/07, discount of 5.40%	49,977,500	49,977,500

	Total commercial paper	113,958,431	113,958,431

	Variable Rate Demand Note 0.1%
2,544,407	U.S. Bank, N.A., 5.07%	2,544,407	2,544,407

	Total short-term investments	116,502,838	116,502,838

	Total investments	$2,110,738,949	2,329,622,070

	Cash and receivables, less
	liabilities 1.0% (a)		24,671,817

	Net Assets		$2,354,293,887

	Net Asset Value Per Share
	($0.01 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($2,354,293,887 / 72,547,257
	shares outstanding)		$32.45

* Non-dividend paying security.
(a) Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipts

Statement of Operations
For the Six Months Ended March 31, 2007
(Unaudited)

Income:
Dividends	$7,713,378
Interest	3,029,421
Total income	10,742,799
Expenses:
Management fees	10,687,867
Transfer agent fees	668,200
Printing and postage expense	293,551
Registration fees	116,262
Administrative and accounting services	73,675
Custodian fees	60,207
Board of Directors fees and expenses	37,892
Professional fees	26,724
Insurance expense	11,584
Other expenses	2,304
Total expenses	11,978,266
Net Investment Loss	(1,235,467)
Net Realized Gain on Investments	73,922,859
Net Increase in Unrealized Appreciation on Investments	80,589,379
Net Gain on Investments	154,512,238
Net Increase in Net Assets Resulting From Operations	$153,276,771

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Blue Fund
Statements of Changes in Net Assets
For the Six Months Ended March 31, 2007 (Unaudited)
and for the Year Ended September 30, 2006

	2007	2006
Operations:
Net investment loss	$(1,235,467)	$(245,481)
Net realized gain on investments	73,922,859	63,165,548
Net increase (decrease) in unrealized appreciation on investments	80,589,379	(6,301,103)
Net increase in net assets resulting from operations	153,276,771	56,618,964

Distributions to Shareholders:
Distributions from net realized gains ($1.09995 and $1.13878 per share, respectively)	(67,271,293)	(46,370,407)
Fund Share Activities:
Proceeds from shares issued (17,150,331 and 28,256,976 shares, respectively)	546,091,788	862,455,609
Net asset value of shares issued in distributions reinvested (1,820,755 and 1,398,550 shares, respectively)	57,780,654	38,795,788
Cost of shares redeemed (6,013,654 and 9,349,252 shares, respectively)	(192,079,717)	(285,940,533)
Net increase in net assets derived from Fund share activities	411,792,725	615,310,864
Total Increase	497,798,203	625,559,421

Net Assets at the Beginning of the Period	1,856,495,684	1,230,936,263
Net Assets at the End of the Period	$2,354,293,887	$1,856,495,684
(Includes accumulated net investment loss of $0 and $0, respectively)

Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months
	ended March 31, 2007		Years Ended September 30,
	(Unaudited)		2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$31.15		$31.33	$25.21	$21.40	$18.30	$21.31

Income from investment operations:
Net investment loss(1)	(0.02)		(0.00)*	(0.04)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gains (losses)
on investments	2.42		0.96	6.16	3.89	3.18	(2.96)
Total from investment operations	2.40		0.96	6.12	3.81	3.10	(3.01)

Less distributions:
Dividend from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(1.10)		(1.14)	—	—	—	—
Total from distributions	(1.10)		(1.14)	—	—	—	—
Net asset value, end of period	$32.45		$31.15	$31.33	$25.21	$21.40	$18.30

TOTAL RETURN	7.79	%(a)	3.47%	24.28%	17.80%	16.94%	(14.12%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,354,294		1,856,496	1,230,936	531,516	312,726	217,738
Ratio of expenses to average net assets	1.12	%(b)	1.10%	1.12%	1.13%	1.14%	1.13%
Ratio of net investment loss
to average net assets	(0.12	)%(b)	(0.02%)	(0.13%)	(0.32%)	(0.41%)	(0.26%)
Portfolio turnover rate	100.2	%(a)	207.0%	180.5%	247.4%	300.0%	310.7%

(a)  Not Annualized.
(b)  Annualized.
(1)  Net investment loss per share was calculated using average shares outstanding.
*   Amount less than $0.005 per share.

The accompanying notes to financial statements are an integral part of these statements.

The Brandywine Funds
Notes to Financial Statements
March 31, 2007 (Unaudited)

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Brandywine Funds" or the "Funds"). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

In September 2006, the Financial Accounting Standards Board issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Funds.

(b)	Net realized gains and losses on sales of securities are -computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(d)
The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e)
Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements, but does not anticipate that FIN 48 will have a material impact on the Funds’ financial statements.

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties

Each Fund has a management agreement with Friess Asso-ciates, LLC (the "Adviser"), with whom certain Officers and Directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2007 (Unaudited)

(2)   Investment Adviser and Management Agreements and Transactions With Related Parties (Continued)

The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

The Brandywine Fund and Blue Fund pay each of the six independent directors annual fees of $25,000 and $16,000, respectively, reinvested in shares of each Fund. The lead independent director and chairman of the audit committee are paid an additional $5,000 annually, reinvested in shares of the Funds, divided proportionately among all the Funds. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2007, the Funds expensed the following directors fees and costs:

	Brandywine	Blue
	Fund	Fund
Directors Fees and Travel Costs Paid during the Period	$71,292	$37,892

In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)	Credit Agreement

U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. The Brandywine Fund has a $50,000,000 credit facility and the Blue Fund has a $10,000,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the six months ended March 31, 2007, neither Fund borrowed against their Agreement. The Credit Agreements expire on December 18, 2007.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions and Related Costs

For the six months ended March 31, 2007, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

		Sale	Transaction	Ratio of Cost to
	Purchases	Proceeds	Cost	Average Net Assets
Brandywine Fund	$3,720,163,939	$4,006,600,463	$10,014,232	0.24%
Blue Fund	2,265,109,186	2,005,925,159	5,528,069	0.26

Transaction cost represents the total commissions paid by each Fund on its respective purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)	Accounts Payable and Accrued Liabilities

As of March 31, 2007, liabilities of each Fund included the following:

	Brandywine	Blue
	Fund	Fund
Payable to brokers for investments purchased	$46,082,022	$54,846,805
Payable to Adviser for management fees	3,553,842	1,949,884
Due to custodian	383,044	—
Payable to shareholders for redemptions	138,991	271,130
Other liabilities	613,255	371,936

The Brandywine Funds
Notes to Financial Statements (Continued)
March 31, 2007 (Unaudited)

(7)	Sources of Net Assets

As of March 31, 2007, the sources of net assets were as follows:

	Brandywine	Blue
	Fund	Fund
Fund shares issued and outstanding	$3,454,794,868	$2,067,249,231
Net unrealized appreciation on investments	635,946,318	218,883,121
Accumulated net realized gains	147,221,708	68,161,535
	$4,237,962,894	$2,354,293,887

(8)	Income Tax Information

The following information for the Funds is presented on an income tax basis as of March 31, 2007:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	on Investments
Brandywine Fund	$3,579,172,128	$671,373,297	$41,193,482	$630,179,815
Blue Fund	2,110,904,754	248,412,047	29,694,731	218,717,316

The following information for the Funds is presented on an income tax basis as of September 30, 2006:

		Gross	Gross	Net Unrealized	Distributable	Distributable
	Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
Brandywine Fund	$3,699,932,056	$465,411,251	$65,804,562	$399,606,689	$—	$8,419,328
Blue Fund	1,727,351,110	151,320,166	13,128,696	138,191,470	14,618,964	$48,228,743

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2006 and 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:

	September 30, 2006				September 30, 2005
	Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
	Income	Capital Gains	Loss	Post-October	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
Brandywine Fund	$—	$—	$—	$—	$—	$—
Blue Fund	35,062,637	11,307,770	$—	$—	$—	$—

The Brandywine Fund has utilized $324,643,003 of its capital loss carryovers during the year ended September 30, 2006.

For corporate shareholders in the Blue Fund, the percentage of dividend income distributed for the year ended September 30, 2006, which is designated as qualifying for the dividends received deduction is 18% (unaudited).

For the shareholders in the Blue Fund, the percentage of dividend income distributed for the year ended September 30, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 is 18% (unaudited).

Since there were no ordinary distributions paid for the Brandywine Fund for the year ended September 30, 2006, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (unaudited).

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Beginning	Ending
Account	Account	Expenses Paid
Value	Value	During Period*
10/01/06	3/31/07	10/01/06-3/31/07
Brandywine Actual $1,000	$1,000.00	$1,101.80	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.44
Brandywine Blue Actual $1,000	$1,000.00	$1,077.90	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.64

*
Expenses are equal to the Funds’ annualized expense ratios of 1.08% and 1.12%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2006 and March 31, 2007).

Additional Director Information, Proxy Voting Policy
and Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2006 is available on the Funds’ website at http://www.brandywinefunds.com or the website of the Commission. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Brandywine Funds Advisory Agreements

On December 4, 2006, the Board of Directors of the Funds approved the continuation of the advisory agreements with Friess Associates, LLC ("Friess"). Prior to approving the continuation of the advisory agreements, the Board considered:

•	the nature, extent and quality of the services provided by Friess

•	the investment performance of the Funds

•	the costs of the services to be provided and profits to be realized by Friess from its relationship with the Funds

•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale

•	the expense ratios of the Funds

•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Friess, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and support and regulatory compliance services provided by Friess to the Funds. The Board concluded that Friess was providing essential services to the Funds. In particular, the Board concluded that Friess was preparing reports to shareholders in addition to those required by law.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided, and the profits realized by Friess from its relationship with the Funds and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds were higher than the average advisory fees paid by comparable mutual funds, but the expense ratios of the Funds were lower than the average expense ratios of comparable mutual funds. The Directors also considered the Funds’ portfolio turnover rate noting that Friess was not a "closet indexer". The Directors also noted that all clients of Friess pay the same 1% advisory fee. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Funds grew, but did not consider that factor to be significant in light of the other factors considered, particularly the fact that the profits were reasonable and not excessive. The Directors noted that having the same fee for all clients eliminated conflicts of interest that would be present if Friess charged different fees to different clients.

Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Friess was beneficial to the Funds and that Friess was executing the Funds portfolio transactions in a manner designed to obtain best execution for the Funds.

Capital Gains Update . . .

Halfway through the fiscal year it appears the Brandywine Funds could be on their way to distributing capital gains in October. Brandywine Fund finished the March quarter with realized gains representing $1.23 per share. Brandywine Blue Fund finished with realized gains of $0.94 per share.

 These realized gain figures are provided to keep shareholders updated on the status of the capital gains situation as the fiscal year progresses. Gains and losses realized over the next six months will determine whether distributions are in order and, if so, dictate the amounts of capital gains to be distributed.

 March-Quarter Milestone . . .

Net asset values for the Brandywine Funds reached all-time highs (after adjusting for all distributions paid) during the week of February 19. To get an idea of how far the Funds have come, consider that a $10 investment made on Brandywine’s December 30, 1985 inception date grew to more than $149 at the end of March. The same investment in the Russell 3000 Growth Index in that period would be worth just over $79. Ten dollars put to work in Brandywine Blue on its January 10, 1991 debut would be worth more than $80, whereas the same investment in the Russell 1000 Growth Index would be worth less than $48.

Board of Directors

Robert F. Birch	William F. D’Alonzo	Foster S. Friess	Quentin Jackson
President and Director	CEO and CIO	Chairman	Former President and CEO
New America High Income Fund	Friess Associates	Friess Associates	Nuclear Electric Insurance Limited

Stuart A. McFarland	W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Managing Partner	Chairman and CEO	Former Treasurer	Former Senior Partner
Federal City Capital Advisors, LLC	United Bancorporation of Wyoming, Inc.	MBNA Corporation	PricewaterhouseCoopers LLP
Deep Springs Capital Partners, LLC

P.O. Box 4166, Greenville, DE 19807
          (800) 656-3017    www.brandywinefunds.com     bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: Foster Friess, Founder; William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President and Treasurer;
David Marky, Chief Compliance Officer, Vice President and Assistant Secretary; and Paul Robinson, Vice President
Report Editor: Chris Aregood    Report Staff: David Marky, Adam Rieger

Managed by Friess Associates, LLC	Semi-Annual Report	March 31, 2007

Dear Fellow Shareholders:

On an otherwise uneventful day in February the Shanghai composite index sank by an amount equal to 1,100 points from the Dow Jones Industrial Average. The fall triggered declines around the world, including an actual 416-point drop in the Dow. Pronouncements about the intertwined fates of global markets followed.

Truth be told, the Shanghai index provides scant insight into the Chinese economy. Prior to posting an eye-popping gain in 2006, the index yawned during the preceding five years of torrid expansion. There was a lesson to be learned in the short-lived global sell-off, but it wasn’t about China.

Stock investing involves risk. As elementary as it seems to spell out in disclosure-like fashion, the stock market was due for a reminder. The Dow, for example, hadn’t moved as much in a single day in one direction or the other since stocks began coming out of the post-bubble bear market in October 2002. The one-day pullback ended the Dow’s fourth-longest stretch without a daily decline to such a degree. For the U.S. stock market as a whole, the extended calm before the drop was a much greater anomaly than the drop itself.

The reasoning behind the abrupt downturn is academic at this point, as the Shanghai and most other indexes around the world quickly recovered lost ground and more. Stocks ended up starting the year on a solid note.

Brandywine Advisors Fund grew 2.55 percent in the March quarter versus returns in the S&P 500, Russell Midcap and Russell Midcap Growth Indexes of 0.64, 4.38 and 3.96 percent.

Stock prices fluctuate from day to day for reasons that don’t always make sense. That’s why we don’t spend our time trying to predict the unpredictable forces that influence stocks as a group. As irrational as the market might seem on a given day, common sense prevails over time. Companies that deliver solid results, particularly companies that outperform the investment community’s expectations, attract positive attention.

We continue to isolate the greatest earnings strength among companies from the industrial and technology sectors and, as a result, those areas represented the two largest concentrations of assets within the portfolio during the March quarter. While our commitment to technology proved a modest drag on results, holdings from the industrial sector more than offset the impact.

With new commercial airliners in production and military projects ongoing, the aerospace market continued to fuel a flurry of industrial activity. Even though the current aerospace upswing is common knowledge, in many cases the company-specific details still catch the investment community by surprise.

We first isolated Precision Castparts in January 2005. Precision Castparts so far has exceeded earnings estimates in eight of the nine quarters it reported during its tenure as a holding. Most recently, the company grew December-quarter earnings 66 percent from year-ago levels, topping estimates by 13 percent. Precision Castparts was the largest contributor to March-quarter results. Other standout performers from the industrial sector included BE Aerospace and Rockwell Collins, which both beat December-quarter earnings estimates.

Companies from the materials sector played a smaller role in the portfolio but, thanks to the magnitude of their gains, contributed significantly to performance versus benchmarks. Allegheny Technologies, a top contributor to December-quarter results, again boosted performance in the March quarter. The company’s place in the aerospace food chain as a supplier of high-performance metals continues to yield strong results. Allegheny topped estimates with 70 percent December-quarter earnings growth. Crown Holdings and Reliance Steel & Aluminum also added to the materials sector’s positive influence.

Brandywine Advisors
Cumulative Total Return	% Change

Quarter	2.55
One Year	2.78
Five Years	54.21
Inception - 10/31/00	27.28

Annualized Total Return

Five Years	9.05
Inception - 10/31/00	3.83
*Expense Ratio - 1.18%
Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

As a group, technology holdings declined modestly. Still, given that most other economic sectors fared better and technology companies comprised the second-largest percentage of assets, technology holdings detracted the most from results versus benchmarks. Most holdings matched muted performance among technology stocks in general. Others such as NVIDIA appeared to shoulder added weight applied by near-term investor perceptions.

Graphics-chip maker NVIDIA doubled year-ago earnings for the January quarter and surpassed estimates by 23 percent, yet shares suffered as the debate regarding Advanced Micro Devices’ (AMD) acquisition of NVIDIA competitor and Intel supplier ATI continued. While investors chose to focus on the threat to NVIDIA’s AMD-related revenues, our research shows promising growth potential in NVIDIA’s expanding relationship with Intel now that ATI has become an arm of the semiconductor giant’s largest rival, AMD.

For more information on the holdings that influenced March-quarter performance the most, please see Roses & Thorns on page 4.

We expect slowing in the overall pace of earnings growth to influence sentiment from time to time as investors adjust to the change. While the trend has received wide attention amid signs of more modest economic growth, it still appears to be news to many Wall Street analysts. For example, downward revisions in first-quarter earnings estimates for mid-cap companies outnumbered upward revisions four to one, according to a study by Prudential Equity.

We don’t see the change in the earnings environment as cause for concern. Companies enjoyed uncommonly strong profitability and growth in recent years, and visible trends represent a return to levels considered more sustainable and closer to long-term norms. Individual companies experiencing rapid growth remain in good supply, and our bottom-up approach is selective by design.

We’re delighted to announce that Mira Lee joins the Friess research team this month. Mira spent the past five years with J. & W. Seligman & Co., where she employed a bottom-up, research-based approach to pick stocks for the firm’s small- and mid-cap growth team. Prior to that, Mira’s career included stints with Morgan Stanley Asia, New Era Networks and Accenture. She earned an undergraduate degree from Dartmouth College, an MBA from the Harvard Business School and the Chartered Financial Analyst designation.

As the June quarter begins, your team will continue to search for new opportunities to capitalize on earnings growth. We’ll also reassess each existing holding, from March-quarter contributors such as Precision Castparts to detractors such as NVIDIA, to evaluate whether the reasoning behind our initial purchase decisions remain valid. Our research process is perpetual, and the constantly changing pool of insights we gather determines which companies we believe belong in the portfolio.

The market was due for a wakeup call and, even though the one it received during the March quarter was a fleeting influence on share prices in general, we were encouraged by the way the rebound took shape. Our investment strategy performs best when investors focus on individual-company fundamentals. Relative performance improved in the wake of the downturn, which we hope turns out to be an early sign that investors are committed to a renewed focus on company-by-company earnings trends going forward.

We’re grateful for the opportunity to put our research-driven investment approach to work on your behalf.

Bill D’Alonzo
Brandywine Funds President	April 13, 2007

Capital Gains Update . . .
Halfway through the fiscal year it appears Brandywine Advisors Fund could be on its way to distributing capital gains in October. The Fund finished the March quarter with net realized gains representing $0.33 per share. Realized gain figures are provided to keep shareholders updated on the status of the capital gains situation as the fiscal year progresses. Gains and losses realized over the next six months will determine whether a distribution is in order and, if so, dictate the amount of capital gains to be distributed.

2

Brandywine Advisors Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Harris Corp.	+33.3%	6.	Rockwell Collins, Inc.	+22.7%
2.	Precision Castparts Corp.	+203.1%	7.	FMC Technologies, Inc.	+17.1%
3.	McDermott International, Inc.	+109.6%	8.	Thermo Fisher Scientific, Inc.	+54.3%
4.	Allegheny Technologies, Inc.	+77.4%	9.	Goodrich Corp.	+27.0%
5.	Lyondell Chemical Co.	-2.3%	10.	Fidelity National Information Services, Inc.	+17.4%

3

Brandywine Advisors Fund
March Quarter "Roses and Thorns"

$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move
Precision Castparts Corp.	$3,757.0	32.9
The manufacturer of engineered metal products grew December-quarter earnings 66 percent, beating estimates by 13 percent. Revenues grew 60 percent, driven by aerospace demand for specialty metals. Synergies associated with its acquisition of Special Metals Corporation continue to enhance productivity and profit margins.

Allegheny Technologies, Inc.	$1,356.0	17.7
The specialty materials producer grew December-quarter earnings 70 percent, topping estimates. Revenues rose 56 percent on increasing demand for materials such as titanium and nickel-based alloys used by the aerospace and defense industries. The company secured its two largest-ever contracts in the quarter and plans to invest as much as $450 million in new production capacity this year.

Harris Corp.	$1,044.0	11.1
The maker of communications devices used by the military grew December-quarter earnings 31 percent, beating estimates. Revenues jumped 21 percent, reflecting strong demand for Harris’ Falcon II radios from the U.S. army and international customers. Harris also should benefit from increasing sales of broadcast infrastructure equipment as local news stations migrate to high-definition broadcasts.

FMC Technologies, Inc.	$843.0	13.9
The maker of drilling and production systems for offshore oil rigs grew December-quarter earnings 16 percent. Strong offshore exploration activity, particularly in international oil markets, continues to support demand for FMC’s subsea products. Specifically, orders are expanding for subsea trees, structures that provide an interface between wellheads and infield flowlines.

Reliance Steel & Aluminum Co.	$745.0	21.7
December-quarter revenues jumped 81 percent as the U.S. metals distributor benefited from its exposure to the aerospace, non-residential construction and energy markets. Reliance has been the largest consolidator in the fragmented service-center industry and is positioned to continue to grow through acquisitions. The company’s 2006 and year-to-date acquisitions are expected to add roughly $1 billion to 2007 revenue.

$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move
Global Payments Inc.	$925.0	25.0
The high-volume processor of electronic transactions grew February-quarter earnings 22 percent, beating estimates. While Global Payments moderately raised its fiscal-year guidance for 2007, shares fell when management introduced concerns about the overall industry growth in the U.S. merchant business by issuing a cautionary outlook for growth in 2008. We sold Global Payments during the quarter.

American Commercial Lines Inc.	$772.0	11.1
December-quarter earnings doubled to $0.52 per share, topping estimates. The operator and manufacturer of river barges gave up ground as investors worried that seasonally slower March-quarter results for its dry-barge business could persist. Barge bottlenecks related to icy conditions on the Illinois River lasted longer than normal.

Nutri/System, Inc.	$708.0	32.8
December-quarter earnings more than tripled from a year ago, beating estimates, but shares fell when the seller of weight-management systems warned first-quarter profits could fall short of expectations. Concerns that the company’s ability to maintain healthy rates of growth and profitability in a business driven by new customer acquisitions overshadowed growth opportunities related to new direct online distribution and its large customer base. We sold Nutri/System during the quarter.

NVIDIA Corp.	$688.0	8.3
January-quarter earnings doubled to $0.53, topping estimates by 23 percent. The manufacturer of computer chips that provide high-performance, interactive 3D graphics for personal computers and gaming consoles came under pressure on concerns related to AMD’s acquisition of graphics-chip competitor ATI. Our research shows that NVIDIA’s budding relationship with Intel is more than offsetting business lost with AMD.

BEA Systems, Inc.	$668.0	12.3
BEA develops enterprise application and service infrastructure software that allows companies in a diverse group of industries to respond more quickly and cost-effectively to changing market conditions. While top- and bottom-line growth topped December-quarter estimates, the company’s license growth guidance for the March quarter was lower than expected. We sold BEA as new license forecasts created a back-end loaded year and increased its risk profile.

All gains/losses are calculated on an average cost basis

4

Brandywine Advisors Fund
Statement of Net Assets
March 31, 2007
(Unaudited)

Shares		Cost	Value
Common Stocks - 96.0% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 0.5%
23,400	J. Crew Group, Inc.*	$846,359	$939,978
	Apparel, Accessories & Luxury Goods - 1.2%
42,900	Phillips-Van Heusen Corp.	2,419,087	2,522,520
	Restaurants - 0.9%
89,200	Burger King Holdings Inc.	1,958,613	1,926,720
	Specialty Stores - 1.5%
88,500	Office Depot, Inc.*	3,118,615	3,109,890
	Total Consumer Discretionary	8,342,674	8,499,108
	This sector is 1.9% above your Fund’s cost.
CONSUMER STAPLES
	Personal Products - 1.0%
56,600	Bare Escentuals, Inc.*	1,952,580	2,030,242
	Total Consumer Staples	1,952,580	2,030,242
	This sector is 4.0% above your Fund’s cost.
ENERGY
	Oil & Gas Equipment & Services - 4.2%
99,000	FMC Technologies, Inc.*	5,897,608	6,906,240
36,600	Oceaneering International, Inc.*	1,453,407	1,541,592
	Oil & Gas Exploration & Production - 2.3%
54,900	Cabot Oil & Gas Corp.	3,257,076	3,695,868
30,100	Range Resources Corp.	929,761	1,005,340
	Total Energy	11,537,852	13,149,040
	This sector is 14.0% above your Fund’s cost.
FINANCIALS
	Asset Management & Custody Banks - 0.6%
56,100	Amvescap PLC - SP-ADR	1,375,328	1,239,810
	Multi-line Insurance - 2.5%
166,500	HCC Insurance Holdings, Inc.	5,291,436	5,128,200
	Total Financials	6,666,764	6,368,010
	This sector is 4.5% below your Fund’s cost.
HEALTH CARE
	Health Care Equipment - 0.4%
16,700	Varian Medical Systems, Inc.*	791,224	796,423
	Health Care Services - 1.5%
58,200	DaVita, Inc.*	3,279,726	3,103,224
	Life Sciences Tools & Services - 7.2%
62,800	Covance Inc.*	3,675,975	3,726,552
147,300	Pharmaceutical Product
	Development, Inc.	5,032,168	4,962,537
128,600	Thermo Fisher Scientific, Inc.*	3,895,529	6,012,050
	Pharmaceuticals - 1.8%
19,900	Medicis Pharmaceutical Corp.	724,788	613,318
208,700	Warner Chilcott Ltd.*	3,082,165	3,090,847
	Total Health Care	20,481,575	22,304,951
	This sector is 8.9% above your Fund’s cost.
INDUSTRIALS
	Aerospace & Defense - 14.9%
26,000	AerCap Holdings N.V.*	613,961	756,860
110,000	BE Aerospace, Inc.*	3,052,272	3,487,000
109,200	Goodrich Corp.	4,427,858	5,621,616
89,600	Precision Castparts Corp.	3,075,424	9,322,880
111,200	Rockwell Collins, Inc.	6,064,858	7,442,616
117,800	Spirit Aerosystems Holdings Inc.*	3,261,209	3,751,930
	Construction & Engineering - 4.1%
95,600	Chicago Bridge & Iron
	Co. N.V. NYS	2,382,711	2,939,700
20,700	Granite Construction Inc.	1,044,135	1,143,882
98,700	URS Corp.*	4,117,482	4,203,633
	Electrical Components & Equipment - 4.0%
53,600	Acuity Brands, Inc.	2,804,564	2,917,984
37,400	Genlyte Group Inc.*	2,879,471	2,638,570
73,800	Suntech Power
	Holdings Co., Ltd. ADR*	2,003,359	2,554,218
	Environmental & Facilities Services - 1.9%
135,900	Republic Services, Inc.	3,601,206	3,780,738
	Human Resource & Employment Services - 1.6%
66,200	Watson Wyatt Worldwide Inc.	3,195,250	3,220,630
	Industrial Conglomerates - 4.5%
187,850	McDermott International, Inc.*	4,389,711	9,200,893
	Marine - 2.1%
138,200	American Commercial Lines Inc.*	4,763,332	4,346,390
	Total Industrials	51,676,803	67,329,540
	This sector is 30.3% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 1.9%
104,900	Autodesk, Inc.*	3,636,665	3,944,240
	Communications Equipment - 5.1%
205,200	Harris Corp.	7,844,417	10,454,940
	Data Processing & Outsourced Services - 7.3%
74,200	Alliance Data Systems Corp.*	4,843,454	4,572,204
131,300	CheckFree Corp.*	5,329,406	4,869,917
120,000	Fidelity National
	Information Services, Inc.	4,645,105	5,455,200
	Electronic Manufacturing Services - 0.6%
117,500	Flextronics International Ltd.*	1,229,395	1,285,450
	Home Entertainment Software - 1.0%
108,200	Activision, Inc.*	1,999,793	2,049,308
	Semiconductor Equipment - 1.6%
60,200	Varian Semiconductor
	Equipment Associates, Inc.*	2,897,804	3,213,476
	Semiconductors - 2.6%
180,300	NVIDIA Corp.*	5,186,678	5,189,034
	Total Information Technology	37,612,717	41,033,769
	This sector is 9.1% above your Fund’s cost.

5

Brandywine Advisors Fund
Statement of Net Assets (Continued)
March 31, 2007
(Unaudited)

Shares		Cost	Value
Common Stocks - 96.0% (a) (Continued)
MATERIALS
	Commodity Chemicals - 3.8%
259,400	Lyondell Chemical Co.	$7,954,303	$7,774,218
	Fertilizers & Agricultural Chemicals - 2.3%
121,000	CF Industries Holdings, Inc.	4,713,724	4,664,550
	Metal & Glass Containers - 2.4%
15,000	AptarGroup, Inc.	995,722	1,003,950
157,500	Crown Holdings, Inc.*	2,878,491	3,852,450
	Steel - 6.1%
84,700	Allegheny Technologies, Inc.	5,092,722	9,036,643
67,770	Reliance Steel & Aluminum Co.	2,632,801	3,280,068
	Total Materials	24,267,763	29,611,879
	This sector is 22.0% above your Fund’s cost.
TELECOMMUNICATION SERVICES
	Integrated Telecommunication Services - 1.4%
96,400	NeuStar, Inc.*	3,073,873	2,741,616
	Wireless Telecommunication Services - 1.2%
32,000	NII Holdings Inc.*	2,065,585	2,373,760
	Total Telecommunication Services	5,139,458	5,115,376
	This sector is 0.5% below your Fund’s cost.
	Total common stocks	167,678,186	195,441,915
Principal Amount

Short-Term Investments - 4.4% (a)

	Commercial Paper - 3.9%
$3,500,000	Countrywide Financial Corp.,
	due 04/02/07, discount of 5.35%	3,499,480	3,499,480
4,500,000	Countrywide Financial Corp.,
	due 04/03/07, discount of 5.41%	4,498,647	4,498,647
	Total commercial paper	7,998,127	7,998,127
	Variable Rate Demand Note - 0.5%
1,022,038	Wisconsin Corporate
	Central Credit Union, 4.99%	1,022,038	1,022,038
	Total short-term investments	9,020,165	9,020,165
	Total investments	$176,698,351	204,462,080
	Liabilities, less cash and
	receivables (0.4%) (a)		(793,489)
	Net Assets		$203,668,591
	Net Asset Value Per Share
	($0.01 par value, 100,000,000
	shares authorized), offering
	and redemption price
($203,668,591 / 18,775,603)
shares outstanding)	$10.85

*   Non-dividend paying security.
(a)   Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.
NYS - New York Registered Shares

Statement of Operations
For the Six Months Ended March 31, 2007
(Unaudited)

Income:
Dividends	$379,246
Interest	150,576
Total income	529,822
Expenses:
Management fees	999,074
Service and Distribution expenses	51,340
Transfer agent fees	28,394
Registration fees	27,630
Professional fees	22,069
Administrative and accounting services	19,570
Printing and postage expense	15,361
Custodian fees	12,296
Board of Directors fees and expenses	9,762
Insurance expense	3,089
Other expenses	2,179
Net expenses	1,190,764
Net Investment Loss	(660,942)
Net Realized Gain on Investments	8,795,864
Net Increase in Unrealized Appreciation on Investments	10,251,714
Net Gain on Investments	19,047,578
Net Increase in Net Assets Resulting From Operations	$18,386,636

The accompanying notes to financial statements are an integral part of these statements.

6

Brandywine Advisors Fund
Statements of Changes in Net Assets
For the Six Months Ended March 31, 2007 (Unaudited)
and for the Year Ended September 30, 2006

	2007	2006
Operations:
Net investment loss	$(660,942)	$(1,027,306)
Net realized gain on investments	8,795,864	14,021,565
Net increase (decrease) in unrealized appreciation on investments	10,251,714	(15,945,931)
Net increase (decrease) in net assets resulting from operations	18,386,636	(2,951,672)

Distributions to Shareholders:
Distributions from realized gains ($0.78313 and $1.40103 per share, respectively)	(14,106,986)	(22,982,673)

Fund Share Activities:
Proceeds from shares issued (1,409,883 and 3,042,806 shares, respectively)	14,882,531	32,165,918
Net asset value of shares issued in distributions reinvested (341,881 and 610,242 shares, respectively)	3,598,126	6,004,139
Cost of shares redeemed (607,197 and 2,348,509 shares, respectively)	(6,472,949)	(25,447,844)
Net increase in net assets derived from Fund share activities	12,007,708	12,722,213
Total Increase (Decrease)	16,287,358	(13,212,132)

Net Assets at the Beginning of the Period	187,381,233	200,593,365
Net Assets at the End of the Period	$203,668,591	$187,381,233
(Includes accumulated net investment loss of $660,942 and $0, respectively)

Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	For the Six Months ended March 31, 2007		Years Ended September 30,
	(Unaudited)		2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.63		$12.29	$9.22	$8.42	$7.29	$8.34
Income from investment operations:
Net investment loss(1)	(0.04)		(0.06)	(0.05)	(0.07)	(0.06)	(0.06)
Net realized and unrealized gains (losses)
on investments	1.04		(0.20)	3.12	0.87	1.19	(0.99)
Total from investment operations	1.00		(0.26)	3.07	0.80	1.13	(1.05)
Less distributions:
Dividend from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(0.78)		(1.40)	—	—	—	—
Total from distributions	(0.78)		(1.40)	—	—	—	—
Net asset value, end of period	$10.85		$10.63	$12.29	$9.22	$8.42	$7.29
TOTAL RETURN	9.75	%(a)	(1.10%)	33.30%	9.50%	15.50%	(12.59%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	203,669		187,381	200,593	140,646	128,606	108,692
Ratio of expenses to average net assets	1.19	%(b)	1.18%	1.19%	1.20%	1.22%	1.25%
Ratio of net investment loss
to average net assets	(0.66	%)(b)	(0.53%)	(0.51%)	(0.75%)	(0.75%)	(0.77%)
Portfolio turnover rate	93.8	%(a)	207.6%	206.8%	269.5%	269.5%	258.7%

(a) Not Annualized.
(b) Annualized.
(1) Net investment loss per share was calculated using average shares outstanding.

The accompanying notes to financial statements are an integral part of these statements.

7

Brandywine Advisors Fund
Notes to Financial Statements
March 31, 2007 (Unaudited)

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended, and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Fund records changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

In September 2006, the Financial Accounting Standards Board issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financialinstruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

(b)	Net realized gains and losses on sales of securities are -computed on the identified cost basis.
(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

(e)
Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements, but does not anticipate that FIN 48 will have a material impact on the Fund’s financial statements.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties

The Fund has a management agreement with Friess Asso-ciates, LLC (the "Adviser"), with whom certain Officers and Directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

The Fund pays each of the six independent directors annual fees of $3,000, reinvested in shares of the Fund. The Lead Independent Director and Chairman of the Audit Committee are paid additional fees of $5,000 annually, divided proportionately among and reinvested

8

Brandywine Advisors Fund
Notes to Financial Statements (Continued)
March 31, 2007 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties (Continued)

in shares of all the Brandywine Funds. The Fund also reimburses directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2007 the Fund expensed the following directors fees and costs:

Directors Fees and Travel Costs Paid during the Period	$ 9,762

The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

At March 31, 2007, approximately 78% of the outstanding shares of the Fund are owned by one of the Fund’s Directors.

(3)	Credit Agreement

U.S. Bank, N.A. has made available to the Fund a $4,000,000 uncommitted credit facility pursuant to a Credit Agreement, which was booked on December 6, 2004, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreement is due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. During the six months ended March 31, 2007, the Fund did not borrow against its Agreement. The Credit Agreement expires on December 18, 2007.

(4)	Distributions to Shareholders
Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions and Related Costs
For the six months ended March 31, 2007, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were as follows:

	Sale	Transaction	Ratio of Cost to
Purchases	Proceeds	Cost	Average Net Assets
$180,549,175	$184,672,523	$440,138	0.22%

Transaction cost represents the total commissions paid by the Fund on its purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)	Accounts Payable and Accrued Liabilities
As of March 31, 2007, liabilities of the Fund included the following:

Payable to brokers for investments purchased	$11,213,323
Payable to Adviser for management fees	171,587
Due to custodian	34,771
Other liabilities	58,544

(7)	Sources of Net Assets
As of March 31, 2007, the sources of net assets were as follows:

Fund shares issued and outstanding	$169,645,226
Net unrealized appreciation on investments	27,763,729
Accumulated net realized gains	6,259,636
$203,668,591

(8)	Income Tax Information
The following information for the Fund is presented on an income tax basis as of March 31, 2007:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments
$176,912,029	$30,443,269	$2,893,218	$27,550,051

The following information for the Fund is presented on an income tax basis as of September 30, 2006:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$172,456,910	$19,499,840	$1,987,825	$17,512,015	$801,653	$10,769,105

The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2006 and 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:

9

Brandywine Advisors Fund
Notes to Financial Statements (Continued)
March 31, 2007 (Unaudited)

(8)	Income Tax Information (Continued)

September 30, 2006				September 30, 2005
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distribution	Distributions	Carryovers	Losses	Distribution	Distribution
$13,635,503	$9,347,170	$ —	$ —	$ —	$ —

For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2006, which is designated as qualifying for the dividends received deduction is 6% (unaudited).

For the shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 6% (unaudited).

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Brandywine Advisors Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

The example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While Brandywine Advisors currently does not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Beginning	Ending
Account	Account	Expenses Paid
Value	Value	During Period*
10/01/06	03/31/07	10/01/06-03/31/07

Brandywine Advisors Actual	$1,000.00	$1,097.50	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99

*
Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2006 and March 31, 2007).

10

Brandywine Advisors Fund’s Advisory Agreement

On December 4, 2006, the Board of Directors of the Fund approved the continuation of the advisory agreement with Friess Associates, LLC ("Friess"). Prior to approving the continuation of the advisory agreement, the Board considered:

•	the nature, extent and quality of the services provided by Friess

•	the investment performance of the Fund

•	the costs of the services to be provided and profits to be realized by Friess from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale

•	the expense ratio of the Fund

•	the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Friess, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and support and regulatory compliance services provided by Friess to the Fund. The Board concluded that Friess was providing essential services to the Fund. In particular, the Board concluded that Friess was preparing reports to shareholders in addition to those required by law.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided, and the profits realized by Friess from its relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was higher than the average advisory fee paid by comparable mutual funds, but the expense ratio of the Fund was lower than the average expense ratio of comparable mutual funds. The Directors also considered the Fund’s portfolio turnover rate noting that Friess was not a "closet indexer". The Directors also noted that all clients of Friess pay the same 1 percent advisory fee. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, particularly the fact that the profits were reasonable and not excessive. The Directors noted that having the same fee for all clients eliminated conflicts of interest that would be present if Friess charged different fees to different clients.

Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Friess was beneficial to the Fund and that Friess was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

Additional Director Information, Proxy Voting Policy
and Quarterly Portfolio Schedules

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2006 is available on the Fund’s website at http://www.brandywinefunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

11

Board of Directors

Robert F. Birch	William F. D’Alonzo	Foster S. Friess	Quentin Jackson
President and Director	CEO and CIO	Chairman	Former President and CEO
New America High Income Fund	Friess Associates	Friess Associates	Nuclear Electric Insurance Limited

Stuart A. McFarland	W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Managing Partner	Chairman and CEO	Former Treasurer	Former Senior Partner
Federal City Capital Advisors, LLC	United Bancorporation of Wyoming, Inc.	MBNA Corporation	PricewaterhouseCoopers LLP
Deep Springs Capital Partners, LLC

P.O. Box 4166, Greenville, DE 19807
(877) 636-6460	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Independent Registered Public Accounting Firm : PricewaterhouseCoopers LLP
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Legal Counsel: Foley & Lardner LLP
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Transfer Agent: U.S. Bancorp Fund Services, LLC

Officers: Foster S. Friess, Founder; William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President and Treasurer;
David Marky, Chief Compliance Officer, Vice President and Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood	Report Staff: David Marky, Adam Rieger

The Fund’s objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company, and it may be obtained by calling 1-877-636-6460, or visiting www.brandywinefunds.com. Read it carefully before investing.

Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 03/31/07 unless listed in the accompanying statement of net assets. Earnings growth rates quoted refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the portfolios themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. The Price to Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company’s estimated earnings per share for the current calendar year.

As of March 31, 2007, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 11.83, 6.26 and 8.20 percent; the Russell Midcap Index’s were 11.79, 12.91 and 12.71 percent; and the Russell Midcap Growth Index’s were 6.90, 9.45 and 9.44 percent.

4/07
12

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the Brandywine Blue Fund, Inc. are periodically evaluated. As of April 18, 2007, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the Brandywine Blue Fund, Inc. are periodically evaluated. There were no changes to Brandywine Blue Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Not applicable.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandywine Blue Fund, Inc.
Registrant

By   /s/William F. D’Alonzo
William F. D’Alonzo Principal Executive Officer

Date April 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Brandywine Blue Fund, Inc.
Registrant

By   /s/Christopher G. Long
Christopher G. Long, Principal Financial Officer

Date April 18, 2007